Concentration and Risks	12 Months Ended
Dec. 31, 2022
Concentration and Risks [Abstract]
Concentration and Risks
4. Concentration and Risks
Financial instruments that potentially expose the Group to significant concentration of credit risk primarily consist of cash and cash equivalents, time deposits, restricted cash, short-term investments and accounts receivable. As of December 31, 2021 and 2022, substantially all of the Group’s cash and cash equivalents, time deposits, restricted cash and short-term investments were held in major financial institutions located in Mainland China and Hong Kong, which management considered being of high credit quality.
Accounts receivable are typically unsecured and are derived from revenues earned from reputable customers. There was one customer with a receivable balance exceeding 10%
of the total accounts receivable balance as of December 31, 2021 and 2022, respectively as follows. The risk with respect to accounts receivable is mitigated by credit evaluations the Group performs on its customers and its ongoing monitoring process of outstanding balances.

	As of December 31,
	2021	2022
Customer A	17%	*
Customer B	*	29%
There were no revenues from customers which individually represent greater than 10% of the total net revenues for the years ended December 31, 2020, 2021 and 2022. There was one instructor, through whom the Group’s net learning services revenue earned was more than 10% of the Group’s net learning services revenue for the years ended December 31, 2020, 2021 and 2022 respectively as follows:

	For the year ended December 31,
	2020	2021	2022

Instructor A	18%	*	*
Instructor B	*	16%	*
Instructor C	*	*	18%

*	The percentage was below 10% for the year.